UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant    [x]    Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12
PETROQUEST ENERGY, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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_____________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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PETROQUEST ENERGY, INC.
400 E. Kaliste Saloom Road, Suite 6000
Lafayette, Louisiana 70508
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Convene on November 29, 2017
_________________
Dear Stockholders:
We cordially invite you to attend a special meeting of stockholders (the “Special Meeting”). The meeting will convene on Wednesday, November 29, 2017, at 9:00 a.m. (Lafayette time), at our corporate office at 400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508. At the meeting you will vote on proposals to:
1.    Ratify the filing and effectiveness of the certificate of amendment to our certificate of incorporation filed with the Secretary of State of the State of Delaware on May 18, 2016 (the “Reverse Stock Split Amendment”) and the one-for-four reverse stock split of our common stock (the “2016 Reverse Stock Split”) that was effected thereby and became effective on May 18, 2016 (collectively, the “Reverse Stock Split Amendment Ratification”);
2.    Ratify the filing and effectiveness of the certificate of amendment to our certificate of incorporation filed with the Secretary of State of the State of Delaware on May 18, 2016 and the amendment to the removal of directors provision (the “Director Removal Amendment”) that was effected thereby (the “Director Removal Amendment Ratification” and, together with the Reverse Stock Split Amendment Ratification, the “Ratifications”); and
3.    Approve an adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined in good faith by our Board of Directors or a committee thereof), to solicit additional proxies if there are not sufficient votes in favor of any of the Ratifications.
Stockholders who owned our common stock at the close of business on October 11, 2017 may attend and vote at the Special Meeting and at any adjournments or postponements of the Special Meeting. A stockholders’ list will be available at our corporate office at 400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508 for a period of ten days prior to, and throughout the entire time of, the meeting. We hope that you will be able to attend the meeting in person.
As described in the proxy statement accompanying this notice, because there may be uncertainty regarding the validity or effectiveness of the Reverse Stock Split Amendment and the 2016 Reverse Stock Split and the Director Removal Amendment, our Board of Directors is submitting each of the Ratifications to the company’s stockholders in order to eliminate such uncertainty. Each of the Ratifications is being submitted to stockholders pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”) and Delaware common law. Under Section 204 of the DGCL, stockholders of record as of May 18, 2016 (including holders of our non-voting preferred stock), other than holders whose identities or addresses cannot be determined from our records, as well as holders of record of our non-voting preferred stock as of the record date for the Special Meeting, are being given notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on any matter presented at the Special Meeting unless they were also holders of our common stock as of October 11, 2017, the record date for the Special Meeting.
As discussed in the proxy statement accompanying this notice, in the Reverse Stock Split Amendment Ratification, the stockholders are being asked to vote upon the ratification of the Reverse Stock Split Amendment and the 2016 Reverse Stock Split (in which each four outstanding shares of common stock were combined into one share of common stock (with fractional shares being rounded up to the nearest whole share), resulting in the combination of all previously outstanding shares of the company’s common stock into a total of 17,629,192 shares of common stock), and in the Director Removal Amendment Ratification, the stockholders are being asked to vote upon the ratification of the Director Removal Amendment. As noted above and as further described in the proxy statement, there may be uncertainty with respect to the validity or effectiveness of those acts. Specifically, certain shares of common stock held through a broker, bank or other nominee and with respect to which the beneficial owner had not provided the broker, bank or other nominee with voting instructions, were voted by the broker, bank or other nominee in favor of the approval of Reverse Stock Split Amendment and the 2016 Reverse Stock Split and/or the Director Removal Amendment in accordance with the rules of the New York Stock Exchange. Certain statements made in the company’s definitive proxy statement for the company’s 2016 Annual Meeting of Stockholders were inconsistent with this approach. Therefore, although our Board of Directors believes that the Reverse Stock Split Amendment, the 2016 Reverse Stock Split and the Director Removal Amendment have been properly approved and are effective, our Board of Directors approved the ratification of the Reverse Stock Split Amendment, the 2016 Reverse Stock Split and the Director Removal Amendment pursuant to Section 204 of the DGCL and Delaware common law in order to eliminate any uncertainty related to the effectiveness of these corporate acts.
This notice and the attached proxy statement, together with the notice to our stockholders of record as of May 18, 2016 (including holders of our non-voting preferred stock), other than holders whose identities or addresses cannot be determined from our records, as well as holders of record of our non-voting preferred stock as of the record date for the Special Meeting, constitute the notice required to be given to our stockholders under Section 204 of the DGCL in connection with each of the Ratifications. Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a stockholder meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time. Accordingly, if the Reverse Stock Split Amendment Ratification or the Director Removal Amendment Ratification is approved at the Special Meeting, any claim that the filing and effectiveness of the Reverse Stock Split Amendment and the 2016 Reverse Stock Split and/or the Director Removal Amendment, as applicable, are void or voidable due to the failure to receive the requisite stockholder approval at the company’s 2016 Annual Meeting of Stockholders, or that the Delaware Court of Chancery should declare, in its discretion, that the Reverse Stock Split Amendment Ratification or the Director Removal Amendment Ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time at which a certificate of validation filed in respect such Ratification becomes effective under the DGCL.
Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. See “How do I cast my vote?” in the proxy statement for more details.
If you have any questions regarding the attached proxy statement or need assistance in voting your shares of common stock, please contact our proxy solicitor, D.F. King & Co. Inc., at (800) 511-9495.
We look forward to seeing you at the meeting.
By order of the Board of Directors,

/s/ Edward E. Abels, Jr.

Edward E. Abels, Jr.
Executive Vice President – General Counsel and Secretary

Lafayette, Louisiana
October 19, 2017
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 29, 2017:

Our Notice of Special Meeting of Stockholders and Proxy Statement are available at:
www.proxyvote.com
PETROQUEST ENERGY, INC.
400 E. Kaliste Saloom Road, Suite 6000
Lafayette, Louisiana 70508
PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING
Our Board of Directors is soliciting proxies for a special meeting of stockholders (the “Special Meeting”) to be convened on Wednesday, November 29, 2017 at 9:00 a.m. (Lafayette time), at our corporate office at 400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508, and at any adjournments or postponements of the meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.
PetroQuest will pay the costs of soliciting proxies from stockholders. We have retained D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies for a fee of $12,500 plus reimbursement of expenses. In addition to solicitation by mail and by D.F. King, our directors, officers and regular employees may solicit proxies on behalf of PetroQuest, without additional compensation, personally or by telephone.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 29, 2017:

Our Notice of Special Meeting of Stockholders and Proxy Statement are available at:
www.proxyvote.com
QUESTIONS AND ANSWERS
Q:    Who can vote at the Special Meeting?

A:
The Board set October 11, 2017 as the record date for the Special Meeting. You can attend and vote at the meeting, and at any adjournments or postponements of the meeting, if you were a common stockholder at the close of business on the record date, October 11, 2017. On that date, there were 21,272,841 shares of our common stock outstanding and entitled to vote at the meeting.

In connection with the Reverse Stock Split Amendment Ratification (as defined below) and the Director Removal Amendment Ratification (as defined below), stockholders of record as of May 18, 2016 (including holders of our non-voting preferred stock), other than holders whose identities or addresses cannot be determined from our records, as well as holders of our non-voting preferred stock as of the record date for the Special Meeting, are receiving notice of the Special Meeting under Section 204 of the Delaware General Corporation Law (the “DGCL”). However, persons who were stockholders as of May 18, 2016 or holders of our non-voting preferred stock as of the record date for the Special Meeting, but who are not holders of record of our common stock as of October 11, 2017, the record date for the Special Meeting, are not entitled to attend the Special Meeting or vote on any matter presented at the Special Meeting.
Q:     What is the purpose of the Special Meeting?

A:	At the Special Meeting, stockholders are scheduled to vote upon the following proposals:

•
The ratification of the filing and effectiveness of the certificate of amendment to our certificate of incorporation filed with the Secretary of State of the State of Delaware on May 18, 2016 (the “Reverse Stock Split Amendment”) and the one-for-four reverse stock split of our common stock (the “2016 Reverse Stock Split”) that was effected thereby and became effective on May 18, 2016 (the “Reverse Stock Split Amendment Ratification”);

•
The ratification of the filing and effectiveness of the certificate of amendment to our certificate of incorporation filed with the Secretary of State of the State of Delaware on May 18, 2016 and the amendment to the removal of directors provision (the “Director Removal Amendment”) that was effected thereby (the “Director Removal Amendment Ratification” and, together with the Reverse Stock Split Amendment Ratification, the “Ratifications”); and

•
The approval of an adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined in good faith by the Board of Directors or a committee thereof), to solicit additional proxies if there are not sufficient votes in favor of any of the Ratifications (the “Adjournment Proposal”).

As further described in this proxy statement, we have determined that there may be uncertainty regarding the validity and effectiveness of the Reverse Stock Split Amendment and the 2016 Reverse Stock Split and the Director Removal Amendment and are submitting each of the Ratifications to the company’s stockholders in order to eliminate such uncertainty. Each of the Ratifications is being submitted to stockholders pursuant to Section 204 of the DGCL and Delaware common law. Under Section 204 of the DGCL, stockholders of record as of May 18, 2016 (including holders of our non-voting preferred stock), other than holders whose identities or addresses cannot be determined from our records, as well as holders of record of our non-voting preferred stock as of the record date for the Special Meeting, are being given notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on any matter presented at the Special Meeting unless they were also holders of our common stock as of October 11, 2017, the record date for the Special Meeting.

This proxy statement and the accompanying notice of Special Meeting, together with the notice to our stockholders of record as of May 18, 2016 (including holders of our non-voting preferred stock), other than holders whose identities or addresses cannot be determined from our records, as well as holders of record of our non-voting preferred stock as of the record date for the Special Meeting, constitute the notice required to be given to our stockholders under Section 204 of the DGCL in connection with each of the Ratifications. Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a stockholder meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time. Accordingly, if the Reverse Stock Split Amendment Ratification or the Director Removal Amendment Ratification is approved at the Special Meeting, any claim that the filing and effectiveness of the Reverse Stock Split Amendment and the 2016 Reverse Stock Split and/or the Director Removal Amendment, as applicable, are void or voidable due to the failure to receive the requisite stockholder approval at the company’s 2016 Annual Meeting of Stockholders, or that the Delaware Court of Chancery should declare, in its discretion, that the Reverse Stock Split Amendment Ratification or the Director Removal Amendment Ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time at which a certificate of validation filed in respect of such Ratification becomes effective under the DGCL.

Q:     How do I cast my vote?

A:
If your shares of common stock are registered in your own name, you may vote in person at the Special Meeting. As an alternative to voting in person at the meeting, you may also vote via the Internet, by telephone or by mailing a completed proxy card. If you elect to vote by mail you should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted as recommended by our Board of Directors on all matters, and in the discretion of the proxy holders as to any other matters that may properly come before the meeting or any postponement or adjournment of the meeting. We do not know of any other business to be considered at the meeting.

If your shares of common stock are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If Internet or telephone voting is unavailable from your broker, bank or other nominee, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.
In the event you do not provide instructions on how to vote, your broker will have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on “routine” matters, but not on “non-routine” matters. The NYSE has informed us that each of the Reverse Stock Split Amendment Ratification, the Director Removal Amendment Ratification and the Adjournment Proposal is a “routine” matter. Accordingly, your broker, bank or other nominee may vote your shares without receiving instructions from you on Proposal 1 (Reverse Stock Split Amendment Ratification), Proposal 2 (Director Removal Amendment Ratification) and Proposal 3 (Adjournment Proposal). See “Vote Required” following each proposal for further information.

If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the Special Meeting, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting. You will not be able to vote your shares of common stock without such legal proxy.
Q:     How do I attend the Special Meeting in person? What do I need to bring?

A:
You are entitled to attend the Special Meeting if you were a common stockholder at the close of business on the record date, October 11, 2017, or if you hold a valid legal proxy for the meeting. If your shares of common stock are registered in your own name, you may be asked to present valid picture identification, such as a driver’s license or passport, for admission to the meeting.

If your shares of common stock are registered in the name of a bank, broker or other nominee, you may be asked to provide proof of beneficial ownership as of the record date, such as a brokerage account statement or voting instruction form provided by such bank, broker or other nominee, or other similar evidence of ownership, as well as picture identification, for admission.  If you wish to be able to vote in person at the Special Meeting, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot at the meeting.
Registration will begin at 8:30 a.m. (Lafayette time) on the date of the Special Meeting. If you do not provide picture identification and comply with the other procedures outlined above, you may not be admitted to the meeting. We recommend that you arrive early to ensure that you are seated by the commencement of the meeting. You can obtain directions to the Special Meeting by contacting Investor Relations at PetroQuest Energy, Inc., 400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508; (337) 232-7028.
Q:    Can I revoke or change my proxy?

A:
Yes. You may revoke or change a previously delivered proxy at any time before the Special Meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to our Secretary at our principal executive offices before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person, although attendance at the meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a broker, bank or other nominee, you must contact that nominee to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the meeting if you obtain a legal proxy as described above.

Q:    How does the Board recommend I vote on the proposals?

A:	The Board recommends you vote “FOR” the Reverse Stock Split Amendment Ratification, “FOR” the Director Removal Amendment Ratification and “FOR” the Adjournment Proposal.
Q:    Who will count the vote?

A:	The inspector of election will count the vote. PetroQuest’s Secretary will act as the inspector of election.
Q:    What is a “quorum?”

A:
A quorum is the number of shares that must be present to hold the Special Meeting. The quorum requirement for the meeting is at least one-half of the outstanding shares of common stock as of the record date, present in person or represented by proxy. Your shares of common stock will be counted for purposes of determining if there is a quorum if you are present and vote in person at the meeting; or have voted on the Internet, by telephone or by properly submitting a proxy card or voting instruction card by mail. Abstentions also count toward the quorum. “Broker non-votes”, which occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares, would also count toward the quorum; as discussed above, however, all proposals currently scheduled to be considered at the Special Meeting are “routine” such that there will be no broker non-votes.

Q:    What vote is required to approve each item?

A:	The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1 — Reverse Stock Split Amendment Ratification.	To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares of common stock outstanding.
Proposal 2 – Director Removal Amendment Ratification.	To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares of common stock outstanding.
Proposal 3 – Adjournment Proposal.
To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the holders of a majority of shares of common stock represented at the Special Meeting, in person or by proxy, and entitled to vote.

Q:    How are abstentions and broker non-votes treated?

A:
An abstention will have the same practical effect as a vote against the Reverse Stock Split Amendment Ratification, the Director Removal Amendment Ratification and the Adjournment Proposal. As described above, the NYSE has informed us that each of the Reverse Stock Split Amendment Ratification, the Director Removal Amendment Ratification and the Adjournment Proposal is a “routine” matter. Accordingly, your broker, bank or other nominee may vote your shares without receiving instructions from you on Proposal 1 (Reverse Stock Split Amendment Ratification), Proposal 2 (Director Removal Amendment Ratification) and Proposal 3 (Adjournment Proposal), and there will be no broker non-votes.

Q:    What does it mean if I get more than one set of voting materials?

A:	Your shares are probably registered in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.
Q:    How many votes can I cast?

A:	On all matters you are entitled to one vote per share.
Q:    Whom do I call if I have questions?

A:
If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact the firm assisting us in the solicitation of proxies, D.F. King. Brokers, banks and other nominees may call D.F. King at (212) 269-5550. Shareholders may call D.F. King toll-free at (800) 511-9455.

Q:    Where can I find the voting results of the Special Meeting?

A:
The preliminary voting results will be announced at the Special Meeting. The final results will be published in a current report on Form 8-K to be filed by us with the SEC within four business days of the meeting.

PROPOSAL 1
RATIFICATION OF THE FILING AND EFFECTIVENESS OF THE CERTIFICATE OF
AMENDMENT TO OUR CERTIFICATE OF INCORPORATION FILED WITH THE
SECRETARY OF STATE OF THE STATE OF DELAWARE ON MAY 18, 2016 AND THE
REVERSE STOCK SPLIT EFFECTED THEREBY
Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL and Delaware common law, the filing and effectiveness of the Certificate of Amendment to our Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 18, 2016 (the “Reverse Stock Split Amendment”) and the one-for-four reverse stock split that was effected thereby (the “2016 Reverse Stock Split”) and became effective on May 18, 2016. This ratification shall be retroactive to the effectiveness of the filing of the Reverse Stock Split Amendment and of the 2016 Reverse Stock Split.
Background

Our common stock is listed on the NYSE. On December 8, 2015, we received a deficiency notice from the NYSE indicating that we had fallen below the listing requirement that we maintain a minimum average closing price of at least $1.00 per share of common stock during a consecutive 30 trading-day period. We could avoid delisting if, during the six month period following receipt of the NYSE notice, on the last trading-day of any calendar month, our common stock had a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading-day of that month. Notwithstanding the foregoing, we could also regain compliance by: (i) obtaining the requisite stockholder approval of an amendment to our Certificate of Incorporation to effect the 2016 Reverse Stock Split by no later than our 2016 Annual Meeting of Stockholders, (ii) implementing the 2016 Reverse Stock Split promptly thereafter and (iii) the price of the common stock promptly exceeding $1.00 per share, and the price remaining above that level for at least the following 30 trading days.
At our 2016 Annual Meeting of Stockholders held on May 18, 2016, we sought stockholder approval of an amendment to our Certificate of Incorporation pursuant to the Reverse Stock Split Amendment to effect the 2016 Reverse Stock Split, which stockholder approval included the authorization of our Board of Directors, in its sole and absolute discretion, to file such Reverse Stock Split Amendment to implement a reverse stock split of our common stock at a ratio of not less than 1-for-2 and not greater than 1-for-8, within one year of the date of our 2016 Annual Meeting of Stockholders, with the exact ratio to be determined by our Board of Directors. The reasons that we sought approval of the 2016 Reverse Stock Split included a determination by our Board of Directors that it was in the company’s best interest and in the best interests of our stockholders to increase the per share price of our common stock in order to regain compliance with the NYSE’s listing requirements.
At our 2016 Annual Meeting of Stockholders, our inspector of elections determined that the proposal to approve an amendment to our Certificate of Incorporation pursuant to the Reverse Stock Split Amendment to affect the 2016 Reverse Stock Split received the requisite stockholder approval and certified that the proposal passed. As part of this determination, votes cast by brokers, banks or other nominees without instruction from the beneficial owners of certain of our outstanding shares were counted in favor of the proposal in accordance with the rules of the New York Stock Exchange that govern how brokers may cast such votes. Had such votes not been counted in favor of the proposal, the proposal would have failed. Certain statements made in the definitive proxy statement for our 2016 Annual Meeting of Stockholders, which was filed on Schedule 14A with the SEC on April 7, 2016 (the “2016 Proxy Statement”), are inconsistent with this approach. The 2016 Proxy Statement stated that brokers would not have discretion to vote for the proposal to approve the amendment to our Certificate of Incorporation pursuant to the Reverse Stock Split Amendment to effect the 2016 Reverse Stock Split without instruction, and that broker non-votes would be counted “against” the proposal.
Our inspector of elections for the 2016 Annual Meeting of Stockholders certified that the proposal passed. Following the 2016 Annual Meeting of Stockholders, our Board of Directors approved a ratio of one for four for the 2016 Reverse Stock Split and we subsequently filed the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware on May 18, 2016. A question has been raised regarding the validity of the vote due to, among other things, the disclosures in the 2016 Proxy Statement regarding the authority of brokers to vote on the proposal without instruction.
Our Board of Directors, in consultation with counsel, has determined that the description of the authority of brokers to vote on proposals without instruction in the 2016 Proxy Statement may create some uncertainty as to the effect of the vote obtained at our 2016 Annual Meeting of Stockholders on the Reverse Stock Split Amendment and the 2016 Reverse Stock Split. As a result, although our Board of Directors believes that the Reverse Stock Split Amendment and the 2016 Reverse Stock Split have been properly approved and are effective, our Board of Directors has determined that it is in the best interests of the company and our stockholders to ratify the filing and effectiveness of the Reverse Stock Split Amendment and the 2016 Reverse Stock Split pursuant to Section 204 of the DGCL and Delaware common law in order to eliminate any uncertainty related to the effectiveness of these corporate acts. If the ratification of the Reverse Stock Split Amendment and the 2016 Reverse Stock Split (the “Reverse Stock Split Amendment

Ratification”) is approved by the stockholders and becomes effective, the ratification will be retroactive to May 18, 2016, which was the date of the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware and the date on which the 2016 Reverse Stock Split became effective.
The Board Approved the Ratification of the Reverse Stock Split Amendment and the 2016 Reverse Stock Split

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. The company does not believe that it is clear that the filing and effectiveness of the Reverse Stock Split Amendment and 2016 Reverse Stock Split are invalid and ineffective. However, on September 8, 2017, our Board of Directors determined that it would be advisable and in the best interests of the company and its stockholders to ratify the filing and effectiveness of the Reverse Stock Split Amendment and the 2016 Reverse Stock Split pursuant to Section 204 of the DGCL and Delaware common law in order to eliminate any uncertainty related to their validity or effectiveness and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the Reverse Stock Split Amendment Ratification. Our Board of Directors also recommended that our stockholders approve the Reverse Stock Split Amendment Ratification for purposes of Section 204 of the DGCL and Delaware common law, and directed that the Reverse Stock Split Amendment Ratification be submitted to our stockholders for approval.
The text of sections 204 and 205 of the DGCL are attached hereto as Appendix B.
Filing of a Certificate of Validation

Upon the receipt of the required vote of the stockholders to approve the Reverse Stock Split Amendment Ratification, we may file a certificate of validation with respect to the Reverse Stock Split Amendment and the 2016 Reverse Stock Split with the Secretary of State of the State of Delaware (the “Certificate of Validation”). The time that the filing of the Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL will be the validation effective time of the Reverse Stock Split Amendment Ratification within the meaning of Section 204 of the DGCL.
Retroactive Ratification of the Reverse Stock Split Amendment and the 2016 Reverse Stock Split

When the Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the Reverse Stock Split Amendment and the 2016 Reverse Stock Split are void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to May 18, 2016, which was the date of the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware and the date on which the 2016 Reverse Stock Split became effective.
Time Limitations on Legal Challenges to the Ratification of the Reverse Stock Split Amendment and the 2016 Reverse Stock Split

If the Reverse Stock Split Amendment Ratification becomes effective, under the DGCL, any claim that (i) the Reverse Stock Split Amendment or the 2016 Reverse Stock Split ratified pursuant to the Reverse Stock Split Amendment Ratification is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the Reverse Stock Split Amendment Ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time that the filing of the Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL.
The Consequences if the Reverse Stock Split Amendment Ratification is Not Approved by the Stockholders

If the Reverse Stock Split Amendment Ratification is not approved by the requisite vote of stockholders, we will not be able to file the Certificate of Validation with the Secretary of State of the State of Delaware and the Reverse Stock Split Amendment Ratification will not become effective, in accordance with Section 204 of the DGCL. While our Board of Directors believes that the Reverse Stock Split Amendment and the 2016 Reverse Stock Split have been properly approved and are effective, the failure to approve the Reverse Stock Split Amendment Ratification may leave us exposed to potential claims that (i) the vote on the Reverse Stock Split Amendment did not receive requisite stockholder approval, and (ii) the Reverse Stock Split Amendment therefore was not validly adopted and the 2016 Reverse Stock Split was not validly effected.
Vote Required
The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting is required to approve this proposal. Abstentions will have the same effect as shares voted against this proposal. The NYSE has informed us that a vote on this proposal will be a “routine” matter. Therefore, there will be no broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.
Board Recommendation
Our Board of Directors recommends a vote “FOR” the Reverse Stock Split Amendment Ratification.

PROPOSAL 2
RATIFICATION OF THE FILING AND EFFECTIVENESS OF THE CERTIFICATE OF
AMENDMENT TO OUR CERTIFICATE OF INCORPORATION FILED WITH THE
SECRETARY OF STATE OF THE STATE OF DELAWARE ON MAY 18, 2016 AND THE
DIRECTOR REMOVAL AMENDMENT EFFECTED THEREBY
Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL and Delaware common law, the filing and effectiveness of the Certificate of Amendment to our Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 18, 2016 and the amendment to our Certificate of Incorporation to provide that stockholders may remove any director, with or without cause, by the affirmative vote of the holders of at least a majority of the shares of common stock then entitled to vote at an election of directors that was effected thereby (the “Director Removal Amendment”). This ratification shall be retroactive to the effectiveness of the filing of the Director Removal Amendment.
Background

In a proceeding not involving the company, the Delaware Court of Chancery held that in the absence of a classified board or cumulative voting, an “only for-cause” director removal provision conflicts with Section 141(k) of the Delaware General Corporation Law and is therefore invalid. In light of this guidance, we reviewed our own governing documents and began considering alternative language. As a result of our review of our Certificate of Incorporation and Bylaws, on February 19, 2016 our Board of Directors approved an amendment to our Bylaws to provide that stockholders may remove any director, with or without cause, by the affirmative vote of the holders of at least a majority of the shares of common stock then entitled to vote at an election of directors. This amendment did not require stockholder approval and was effective immediately upon approval. Our Board of Directors also agreed not to attempt to enforce the “only for-cause” director removal provision or a similar provision in the Certificate of Incorporation and agreed to amend the Certificate of Incorporation at its earliest opportunity. At our 2016 Annual Meeting of Stockholders held on May 18, 2016, we sought stockholder approval of an amendment to our Certificate of Incorporation to provide that stockholders may remove any director, with or without cause, by the affirmative vote of the holders of at least a majority of the shares of common stock then entitled to vote at an election of directors.
Our inspector of elections for the 2016 Annual Meeting of Stockholders certified that the proposal passed. We subsequently filed the Director Removal Amendment with the Secretary of State of the State of Delaware on May 18, 2016. A question has been raised regarding the validity of the vote due to, among other things, the disclosures in the 2016 Proxy Statement regarding the authority of brokers to vote on the proposal without instruction.
Our Board of Directors, in consultation with counsel, has determined that the description of the authority of brokers to vote on proposals without instruction in the 2016 Proxy Statement may create some uncertainty as to the effect of the vote obtained at our 2016 Annual Meeting of Stockholders on the Director Removal Amendment. As a result, although our Board of Directors believes that the Director Removal Amendment has been properly approved and is effective, our Board of Directors has determined that it is in the best interests of the company and our stockholders to ratify the filing and effectiveness of the Director Removal Amendment pursuant to Section 204 of the DGCL and Delaware common law in order to eliminate any uncertainty related to the effectiveness of this corporate act. If the ratification of the Director Removal Amendment (the “Director Removal Amendment Ratification”) is approved by the stockholders and becomes effective, the ratification will be retroactive to May 18, 2016, which was the date of the filing of the Director Removal Amendment with the Secretary of State of the State of Delaware and the date on which the Director Removal Amendment became effective.
The Board Approved the Ratification of the Director Removal Amendment

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. The company does not believe that it is clear that the filing and effectiveness of the Director Removal Amendment are invalid and ineffective. However, on September 8, 2017, our Board of Directors determined that it would be advisable and in the best interests of the company and its stockholders to ratify the filing and effectiveness of the Director Removal Amendment pursuant to Section 204 of the DGCL and Delaware common law in order to eliminate any uncertainty related to its validity or effectiveness and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the Director Removal Amendment Ratification. Our Board of Directors also recommended that our stockholders approve the Director Removal Amendment Ratification for purposes of Section 204 and Delaware common law, and directed that the Director Removal Amendment Ratification be submitted to our stockholders for approval.
The text of sections 204 and 205 of the DGCL are attached hereto as Appendix B.

Filing of a Certificate of Validation

Upon the receipt of the required vote of the stockholders to approve the Director Removal Amendment Ratification, we may file a certificate of validation with respect to the Director Removal Amendment with the Secretary of State of the State of Delaware (the “Certificate of Validation”). The time that the filing of the Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL will be the validation effective time of the Director Removal Amendment Ratification within the meaning of Section 204 of the DGCL.
Retroactive Ratification of the Director Removal Amendment

When the Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the Director Removal Amendment is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to May 18, 2016, which was the date of the filing of the Director Removal Amendment with the Secretary of State of the State of Delaware and the date on which the Director Removal Amendment became effective.
Time Limitations on Legal Challenges to the Ratification of the Director Removal Amendment

If the Director Removal Amendment Ratification becomes effective, under the DGCL, any claim that (i) the Director Removal Amendment ratified pursuant to the Director Removal Amendment Ratification is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the Director Removal Amendment Ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time that the filing of the Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL.
The Consequences if the Director Removal Amendment Ratification is Not Approved by the Stockholders

If the Director Removal Amendment Ratification is not approved by the requisite vote of stockholders, we will not be able to file the Certificate of Validation with the Secretary of State of the State of Delaware and the Director Removal Amendment Ratification will not become effective, in accordance with Section 204 of the DGCL. While our Board of Directors believes that the Director Removal Amendment has been properly approved and is effective, the failure to approve the Director Removal Amendment Ratification may leave us exposed to potential claims that (i) the vote on the Director Removal Amendment did not receive requisite stockholder approval, and (ii) the Director Removal Amendment therefore was not validly adopted.
Vote Required
The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting is required to approve this proposal. Abstentions will have the same effect as shares voted against this proposal. The NYSE has informed us that a vote on this proposal will be a “routine” matter. Therefore, there will be no broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

Board Recommendation
Our Board recommends that you vote “FOR” the Director Removal Amendment Ratification.

PROPOSAL 3
THE ADJOURNMENT PROPOSAL
Proposal
The company is asking its stockholders to approve an adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined in good faith by the Board of Directors or a committee thereof), to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 (Reverse Stock Split Amendment Ratification) or Proposal 2 (Director Removal Amendment Ratification) (the “Adjournment Proposal”).
Vote Required
The affirmative vote of the holders of a majority of the shares represented at the Special Meeting, in person or by proxy, and entitled to vote is required to approve this proposal. Abstentions will have the same effect as shares voted against this proposal. The NYSE has informed us that a vote on this proposal will be a “routine” matter. Therefore, there will be no broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

Board Recommendation
The Board of Directors recommends that you vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents certain information as of October 11, 2017, as to:

•	each stockholder known by us to be the beneficial owner of more than five percent of our outstanding shares of common stock,

•	each director,

•	each executive officer named in the Summary Compensation Table in the Company’s definitive proxy statement filed on Schedule 14A with the SEC on March 31, 2017, and

•	all directors and executive officers as a group.

	Shares Beneficially Owned (1)
Name and Address of Beneficial Owner (2)	Number	Percent of Class
MacKay Shields LLC (3)	1,633,296	7.7%
Oppenheimer & Co. Inc. (4)	1,068,025	5.0%
Charles T. Goodson (5)	983,597	4.6%
William W. Rucks, IV (6)	381,849	1.8%
Arthur M. Mixon, III (7)	206,734	*
E. Wayne Nordberg (8)	201,905	*
J. Bond Clement (9)	149,915	*
Charles F. Mitchell, II, M.D. (10)	118,596	*
J. Gerard Jolly (11)	98,500	*
Edward E. Abels, Jr. (12)	72,257	*
W. J. Gordon, III (13)	58,500	*
Tracy Price (14)	33,431	*
All directors and executive officers as a group (9 persons) (15)	2,271,853	10.4%

* Less than 1%

(1)
Except as otherwise indicated, all shares are beneficially owned, and the sole investment and voting power is held, by the person named. This table is based on information supplied by officers, directors and principal stockholders and reporting forms, if any, filed with the SEC on behalf of such persons. Based on 21,272,841 shares outstanding as of October 11, 2017.

(2)
Unless otherwise indicated, the address of all beneficial owners of more than five percent of our shares of common stock set forth above is 400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508.

(3)
Based on a Schedule 13G/A filed on January 10, 2017 by MacKay Shields LLC (“MacKay”). The address for MacKay is 1345 Avenue of Americas, New York, New York 10105. MacKay has sole power to vote or to direct the vote of and sole power to dispose or to direct the disposition of all of the shares.

(4)
Based on a Schedule 13G/A filed on August 16, 2017 by Oppenheimer & Co. Inc. (“Oppenheimer”). The address for Oppenheimer is 85 Broad Street, New York, New York 10004. Oppenheimer has sole power to vote or to direct the vote of all of the shares.

(5)
Includes (i) 826,789 shares of common stock directly held by Mr. Goodson, (ii) 139,879 shares of common stock issuable on the exercise of options that are vested or will vest within 60 days, and (iii) 16,929 shares of common stock issuable on the vesting of restricted stock units within 60 days. Mr. Goodson has pledged 700,000 of the shares of common stock directly held by him as security for a loan. As of October 11, 2017, the principal balance of the loan was approximately $1.67 million compared to $2.95 million as of January 1, 2015.

(6)
Includes (i) 349,670 shares of common stock directly held by Mr. Rucks, (ii) 27,875 shares of common stock issuable on the exercise of options that are vested or will vest within 60 days, and (iii) 4,304 shares of common stock issuable on the conversion of our Series B cumulative convertible perpetual preferred stock (assuming we do not exercise our right to deliver, in lieu of shares of common stock, cash or a combination of cash and shares of common stock upon conversion).

(7)
Includes (i) 122,039 shares of common stock directly held by Mr. Mixon, (ii) 76,697 shares of common stock issuable on the exercise of options that are vested or will vest within 60 days, and (iii) 7,998 shares of common stock issuable on the vesting of restricted stock units within 60 days.

(8)
Includes (i) 97,717 shares of common stock directly held by Mr. Nordberg, (ii) 39,625 shares directly held by IRA FBO E. Wayne Nordberg, Pershing LLC as Custodian Rollover Account, (iii) 17,500 shares of common stock directly held by Mr. Nordberg’s wife, (iv) 19,188 shares of common stock directly held by the Olivia S. Nordberg Trust, and (v) 27,875 shares of common stock issuable on the exercise of options that are vested or will vest within 60 days.

(9)
Includes (i) 68,596 shares of common stock directly held by Mr. Clement, (ii) 73,540 shares of common stock issuable on the exercise of options that are vested or will vest within 60 days, and (iii) 7,779 shares of common stock issuable on the vesting of restricted stock units within 60 days.

(10)
Includes (i) 89,000 shares of common stock directly held by Dr. Mitchell, (ii) 27,875 shares of common stock issuable on the exercise of options that are vested or will vest within 60 days, and (iii) 1,721 shares of common stock issuable on the conversion of our Series B cumulative convertible perpetual preferred stock (assuming we do not exercise our right to deliver, in lieu of shares of common stock, cash or a combination of cash and shares of common stock upon conversion).

(11)
Includes (i) 7,500 shares of common stock directly held by Mr. Jolly, (ii) 70,000 shares of common stock indirectly held through Mr. Jolly’s IRA, and (iii) 21,000 shares of common stock issuable on the exercise of options that are vested or will vest within 60 days.

(12)
Includes (i) 27,260 shares of common stock directly held by Mr. Abels, (ii) 38,171 shares of common stock issuable on the exercise of options that are vested or will vest within 60 days, and (iii) 6,826 shares of common stock issuable on the vesting of restricted stock units within 60 days.

(13)	Includes (i) 30,625 shares of common stock directly held by Mr. Gordon, and (ii) 27,875 shares of common stock issuable on the exercise of options that are vested or will vest within 60 days.

(14)	Mr. Price’s employment with the company was terminated effective as of October 7, 2016.

(15)
Includes (i) 460,787 shares of common stock issuable on the exercise of options that are vested or will vest within 60 days, (ii) 39,532 shares of common stock issuable on the vesting of restricted stock units within 60 days, and (iii) 6,025 shares of common stock issuable on the conversion of our Series B cumulative convertible perpetual preferred stock (assuming we do not exercise our right to deliver, in lieu of shares of common stock, cash or a combination of cash and shares of common stock upon conversion).

OTHER MATTERS
The persons designated to vote shares covered by our Board of Directors’ proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the Special Meeting or any adjournment or postponements thereof. Management does not expect that any matters other than those referred to in this proxy statement will be presented for action at the Special Meeting or any adjournment or postponements thereof.
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
If you want us to consider including a proposal in our proxy statement for our 2018 Annual Meeting of Stockholders you must deliver a copy of your proposal to PetroQuest’s Secretary at our corporate office at 400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508 no later than December 1, 2017, or, if the date of our 2018 Annual Meeting of Stockholders is more than 30 days from the date of the 2017 Annual Meeting of Stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials for our 2018 Annual Meeting of Stockholders.
If you intend to present a proposal at our 2018 Annual Meeting of Stockholders, including director nominations, but you do not intend to have it included in our 2018 Proxy Statement, you must deliver a copy of your proposal to PetroQuest’s Secretary at our corporate office listed above no less than 60 days nor more than 120 days prior to the anniversary date of our 2017 Annual Meeting of Stockholders and it must contain certain information specified in our Bylaws; provided, however, that in the event that the date of our 2018 Annual Meeting of Stockholders is changed by more than 30 days from such anniversary date, your notice will be timely if we receive it not later than the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of such meeting was mailed to stockholders or the date on which it is first disclosed to the public
STOCKHOLDERS SHARING THE SAME ADDRESS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for stockholder meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are PetroQuest stockholders will be “householding” our proxy materials. A single set of Special Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of stockholder meeting materials, please notify your broker or PetroQuest. Direct your written request to PetroQuest Energy, Inc., Investor Communications, 400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508; (337) 232-7028. Stockholders who currently receive multiple copies of stockholder meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
Sincerely,
/s/ Edward E. Abels, Jr.
Edward E. Abels, Jr.
Executive Vice President – General Counsel and Secretary
October 19, 2017

APPENDIX A
Ratification Resolutions
WHEREAS, on May 18, 2017 the Company filed with the Office of the Secretary of State of the State of Delaware (the “State Office”) the Reverse Stock Split Amendment that effected the 2016 Reverse Stock Split and the Director Removal Amendment;
WHEREAS, the Board believes that the Reverse Stock Split Amendment and the 2016 Reverse Stock Split effected thereby, and the Director Removal Amendment, were validly approved by the Board and by the Company’s stockholders at the Company’s 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”);
WHEREAS, as described in more detail below, the Board has been advised that questions have been raised regarding whether the Reverse Stock Split Amendment and the 2016 Reverse Stock Split effected thereby, and the Director Removal Amendment, were properly approved by the Company’s stockholders at the 2016 Annual Meeting; and
WHEREAS, in order to eliminate any uncertainty regarding the validity of the Reverse Stock Split Amendment and the 2016 Reverse Stock Split effected thereby and the Director Removal Amendment, the Board has determined that it is advisable to adopt the following resolutions to ratify such actions.
NOW, THEREFORE, BE IT RESOLVED, that the potentially defective corporate acts to be ratified by this resolution are (i) the filing of, and the amendment effected by, the Reverse Stock Split Amendment filed with the State Office on May 18, 2016, (ii) the combination and conversion of each four outstanding shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), into one share of Common Stock pursuant to the 2016 Reverse Stock Split (with fractional shares rounded up to the nearest whole share), which resulted in the combination of all of the shares of Common Stock outstanding immediately prior to the effectiveness of the 2016 Reverse Stock Split into a total of 17,629,192 shares of Common Stock upon the effectiveness of the 2016 Reverse Stock Split, and (iii) the filing of, and the amendment effected by, the Director Removal Amendment filed with the State Office on May 18, 2016;
RESOLVED FURTHER, that the date of the filing of the Charter Amendments with the State Office is May 18, 2016 and the date of the effectiveness of the 2016 Reverse Stock Split, and the combination and conversion of shares of Common Stock referenced above that was effected by the 2016 Reverse Stock Split, is May 18, 2016;
RESOLVED FURTHER, the nature of the alleged failures of authorization in respect of the potentially defective corporate acts are:

(i)
the Charter Amendments were submitted to the Company’s stockholders for their approval at the 2016 Annual Meeting, at which 2016 Annual Meeting, the Company’s inspector of elections determined that the proposals to approve the Charter Amendments received the requisite stockholder approvals and, based on that determination, the Company filed the Charter Amendments with the State Office on May 18, 2016 and effected the 2016 Reverse Stock Split on May 18, 2016;

(ii)
as part of the determination that the Charter Amendments received the requisite stockholder approvals, votes cast by nominees/brokers without instruction from the beneficial owners of certain of the Company’s outstanding shares of Common Stock were counted as votes in favor of the adoption of the Charter Amendments (the “Broker Votes”) and the voting of these shares by the nominees/brokers without instruction from the beneficial owners was inconsistent with certain statements made in the Company’s proxy materials for its 2016 Annual Meeting, which stated that brokers would not have discretion to vote on the proposals to approve the Charter Amendments without instruction from the respective beneficial owner and that the failure of a beneficial owner to provide his, her or its broker/nominee with instruction regarding how to vote on the Charter Amendments would have the same effect as casting a vote “against” the Charter Amendments; and

(iii)
if the Broker Votes were counted as votes “against” the proposal to approve the Charter Amendments, the Charter Amendments would not have been approved by the holders of a majority of the outstanding shares of the Common Stock, as required by Section 242 of the DGCL.

RESOLVED FURTHER, that the Board hereby approves, adopts and authorizes, in all respects, the ratification of the potentially defective corporate acts identified above, those being the filing and effectiveness of the Reverse Stock Split Amendment, the filing and effectiveness of the Director Removal Amendment, and the 2016 Reverse Stock Split (collectively, the “Potentially Defective Corporate Acts”), pursuant to Section 204 of the DGCL.

A-1

Submission to Stockholders for Ratification
RESOLVED FURTHER, that the Board hereby directs that the Potentially Defective Corporate Acts shall be submitted to the stockholders of the Company at the Special Meeting for the stockholders to ratify such acts under Section 204 of the DGCL and under common law, and the Board hereby recommends that stockholders ratify the Potentially Defective Corporate Acts; and
RESOLVED FURTHER, that in connection with submitting the Potentially Defective Corporate Acts to the stockholders of the Company for ratification, the Board hereby authorizes and directs each Proper Officer (acting alone) to provide notice to the Company’s stockholders (and all other persons entitled thereto) in accordance with Section 204(d) of the DGCL and, in connection therewith, each such Proper Officer is authorized to (among other things) include (i) proposals relating to such ratification by the stockholders in the Company’s Notice of Meeting for the Special Meeting, and in any proxy statement, proxy card, other proxy materials or voting instruction forms related thereto, and (ii) include in such Notice of Meeting (and related proxy materials) any other matter that is required by Section 204 of the DGCL.
Abandonment
RESOLVED FURTHER, that at any time before the “validation effective time,” as such term in used in Section 204 of the DGCL, in respect of the Potentially Defective Corporate Acts, notwithstanding approval of the ratification of such Potentially Defective Corporate Acts by stockholders of the Company, the Board may abandon the ratification of such Potentially Defective Corporate Acts without further action of the stockholders of the Company.
Authorization to Prepare and File Certificates of Validation
RESOLVED FURTHER, that, following the ratification by the stockholders of the Company of the Potentially Defective Corporate Acts, each Proper Officer (acting alone) is hereby authorized to execute one or more certificates of validation in respect of such Potentially Defective Corporate Acts and to cause such certificate(s) of validation to be filed with the State Office, with such certificate(s) of validation to be in such form and filed at such time as any such Proper Officer may deem advisable (the advisability of which shall be conclusively evidenced by the execution and filing of such certificate(s) of validation).
Common Law Ratification
RESOLVED FURTHER, that in addition to the ratification permitted by Section 204 of the DGCL, the Board hereby approves, adopts, confirms and ratifies the Potentially Defective Corporate Acts for all purposes of, and to the fullest extent permitted by, the common law of Delaware or any other applicable law.

A-2

APPENDIX B
§ 204 Ratification of defective corporate acts and stock
(a) Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.

(b)
(1) In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:

(A) The defective corporate act or acts to be ratified;
(B) The date of each defective corporate act or acts;
(C) If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;
(D) The nature of the failure of authorization in respect of each defective corporate act to be ratified; and
(E) That the board of directors approves the ratification of the defective corporate act or acts.
Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.
(2) In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:
(A) The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;
(B) The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and
(C) That the ratification of the election of such person or persons as the initial board of directors is approved.
(c) Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:
(1) No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and
(2) Such defective corporate act did not result from a failure to comply with § 203 of this title.
(d) If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraph (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time. At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:
(1) If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;
(2) The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and
(3) In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required.
Shares of putative stock on the record date for determining stockholders entitled to vote on any matter submitted to stockholders pursuant to subsection (c) of this section (and without giving effect to any ratification that becomes effective after such record date) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.
(e) If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, then, whether or not a certificate was previously filed in respect of such defective corporate act and in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title. A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue. The certificate of validation shall set forth:
(1) Each defective corporate act that is the subject of the certificate of validation (including, in the case of any defective corporate act involving the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued), the date of such defective corporate act, and the nature of the failure of authorization in respect of such defective corporate act;
(2) A statement that such defective corporate act was ratified in accordance with this section, including the date on which the board of directors ratified such defective corporate act and the date, if any, on which the stockholders approved the ratification of such defective corporate act; and
(3) Information required by 1 of the following paragraphs:
a. If a certificate was previously filed under § 103 of this title in respect of such defective corporate act and no changes to such certificate are required to give effect to such defective corporate act in accordance with this section, the certificate of validation shall set forth (x) the name, title and filing date of the certificate previously filed and of any certificate of correction thereto and (y) a statement that a copy of the certificate previously filed, together with any certificate of correction thereto, is attached as an exhibit to the certificate of validation;
b. If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth (x) the name, title and filing date of the certificate so previously filed and of any certificate of correction thereto, (y) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (z) the date and time that such certificate shall be deemed to have become effective pursuant to this section; or

c. If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth (x) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (y) the date and time that such certificate shall be deemed to have become effective pursuant to this section.
A certificate attached to a certificate of validation pursuant to paragraph (e)(3)b. or c. of this section need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.
(f) From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title:
(1) Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and
(2) Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.
(g) In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to §§ 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title.
(h) As used in this section and in § 205 of this title only, the term:
(1) “Defective corporate act” means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter, but is void or voidable due to a failure of authorization;
(2) “Failure of authorization” means: (i) the failure to authorize or effect an act or transaction in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation, or any plan or agreement to which the corporation is a party, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;
(3) “Overissue” means the purported issuance of:
a. Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or

b. Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;
(4) “Putative stock” means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:
a. But for any failure of authorization, would constitute valid stock; or
b. Cannot be determined by the board of directors to be valid stock;
(5) “Time of the defective corporate act” means the date and time the defective corporate act was purported to have been taken;
(6) “Validation effective time” with respect to any defective corporate act ratified pursuant to this section means the latest of:
a. The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;
b. Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and
c. The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title.
(7) “Valid stock” means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title.
In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title.
(i) Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.
§ 205 Proceedings regarding validity of defective corporate acts and stock
(a) Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may:
(1) Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title;
(2) Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title;
(3) Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title;
(4) Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and
(5) Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act.
(b) In connection with an action under this section, the Court of Chancery may:
(1) Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;
(2) Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;
(3) Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title;
(5) Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title;
(6) Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;
(7) Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting;
(8) Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;
(9) Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and
(10) Make such other orders regarding such matters as it deems proper under the circumstances.
(c) Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action.
(d) In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:
(1) Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;
(2) Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;
(3) Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;
(4) Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and
(5) Any other factors or considerations the Court deems just and equitable.
(e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.
(f) Notwithstanding any other provision of this section, no action asserting:
(1) That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or
(2) That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions, may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given.

PETROQUEST ENERGY, INC.
400 E. KALISTE SALOOM RD.
STE. 6000
LAFAYETTE, LA 70508

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR proposals 1, 2 and 3:

| | For | Against | Abstain |
|---|---|---|---|
| 1. To ratify the filing and effectiveness of the certificate of amendment to the Company's certificate of incorporation filed with the Secretary of State of the State of Delaware on May 18, 2016 and the one-for-four reverse stock split of the Company's common stock that was effected thereby and became effective on May 18, 2016. | ☐ | ☐ | ☐ |
| 2. To ratify the filing and effectiveness of the certificate of amendment to the Company's certificate of incorporation filed with the Secretary of State of the State of Delaware on May 18, 2016 and the amendment to the removal of directors provision that was effected thereby. | ☐ | ☐ | ☐ |
| 3. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals. | ☐ | ☐ | ☐ |

**NOTE**: Such other business as may properly come before the special meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|

0000344500_1 R1.0.1.17

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on November 29, 2017:** The Notice & Proxy Statement is/are available at www.proxyvote.com

PETROQUEST ENERGY, INC.
**Special Meeting of Stockholders**
**November 29, 2017 9:00 AM**
**This proxy is solicited by the Board of Directors**

The undersigned stockholder of PetroQuest Energy, Inc. (the "Company"), revoking all prior proxies, hereby appoints Charles T. Goodson and Edward E. Abels, Jr., and each of them, the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, to vote on behalf of the undersigned at the Special Meeting of Stockholders of the Company to be held at 400 E. Kaliste Saloom Rd., Ste. 6000., Lafayette, Louisiana 70508, on Wednesday, November 29, 2017, at 9:00 a.m., Lafayette time, and at any postponement or adjournment of said meeting, all of the shares of the Company's common stock in the name of the undersigned or which the undersigned may be entitled to vote.

**This Proxy, when properly executed, will be voted in the manner specified by the undersigned stockholder on the reverse side. If no direction is made, this Proxy will be voted FOR proposals 1, 2 and 3 and in accordance with the discretion of the persons designated above with respect to any other business properly before the meeting and at any postponement or adjournment of said meeting. The Board of Directors unanimously recommends a vote FOR proposals 1, 2 and 3.**

**The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement furnished herewith.**

**(Continued and to be marked, dated and signed on reverse side)**

0000344500_2 R1.0.1.17